an Ellington Company an Ellington Company Strategic Transformation April 1, 2024

an Ellington Company Important Notice Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements or from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek," or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this presentation include, without limitation, our intention to pivot our investment strategy to focus on CLOs, our intention to build upon our current CLO portfolio, our intention to convert to a registered closed end fund to be treated as a RIC, our beliefs regarding the current economic and investment environment, our ability to implement our investment and hedging strategies, volatility and its impact on us, the performance of our investment and hedging strategies, our ability to implement our new strategy following our decision to revoke our REIT election, our ability to use NOLs in the future to offset taxable income, our expectations regarding the CLO market generally and our CLO investments, including relating to the CLO market being inefficient and our ability to take advantage of these inefficiencies to drive earnings growth with lower leverage, our ability to grow book value per share over time and unlock additional value for our shareholders, our expectations regarding the costs associated with the conversion to a RIC, including the transitioning of the investment portfolio, our ability to expand our valuation multiple, open more channels for growth, and enhance our access to the capital markets, the expected returns from our CLO investments, and our intention to change our name to Ellington Credit Corporation. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, changes in the default rates or corporate loans, our ability to borrow to finance our assets, changes in government regulations affecting our business, our ability to maintain our exclusion from registration under the Investment Company Act of 1940, our ability to pivot our investment strategy to focus on CLOs, a deterioration in the CLO market, our ability to utilize our NOLs, our ability to convert to a closed end fund/RIC, including our ability to obtain shareholder approval of our conversion to a closed end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K, which can be accessed through the link to our SEC filings under "For Investors" on our website (at www.earnreit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Modeling Some statements in this presentation may be derived from proprietary models developed by Ellington Management Group, L.L.C. (“Ellington”). Some examples provided may be based upon the hypothetical performance of such models. Models, however, are inherently imperfect and subject to a number of risks, including that the underlying data used by the models is incorrect, inaccurate, or incomplete, or that the models rely upon assumptions that may prove to be incorrect. The utility of model-based information is highly limited. The information is designed to illustrate Ellington’s current view and expectations and is based on a number of assumptions and limitations, including those specified herein. Certain models make use of discretionary settings or parameters which can have a material effect on the output of the model. Ellington exercises discretion as to which settings or parameters to use in different situations, including using different settings or parameters to model different securities. Actual results and events may differ materially from those described by such models. Example Analyses The example analyses included herein are for illustrative purposes only and are intended to illustrate Ellington’s analytic approach. They are not and should not be considered a recommendation to purchase or sell any security or a projection of our future results or performance. The example analyses are only as of the date specified and do not reflect changes since that time. Projected Yields and Spreads Projected yields and spreads discussed herein are based upon Ellington models and rely on a number of assumptions, including as to prepayments, defaults, recoveries and interest rates. Such models are inherently imperfect and there is no assurance that any particular investment will perform as predicted by the models, or that any such investment will be profitable. Projected yields are presented for the purposes of (i) providing insight into the strategy’s objectives, (ii) detailing anticipated risk and reward characteristics in order to facilitate comparisons with other investments, (iii) illustrating Ellington’s current views and expectations, and (iv) aiding future evaluations of performance. They are not a guarantee of future performance. They are based upon assumptions regarding current and future events and conditions, which may not prove to be accurate. There can be no assurance that the projected yields will be achieved. Investments involve risk of loss. Financial Information All financial information included in this presentation is as of December 31, 2023 unless otherwise indicated. We undertake no duty or obligation to update this presentation to reflect subsequent events or developments. This presentation is not an offer to sell any securities and is not soliciting an offer to buy any securities. The information contained in this presentation does not constitute or form part of any offer for sale or subscription of or solicitation or invitation of any offer to buy or subscribe for any securities, nor shall it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. In addition, the presentation is not a solicitation of votes or proxies. Any such solicitation will only be made pursuant to a proxy statement or other appropriate proxy materials filed with the SEC and labeled as such. 1 an Ellington Company Transformation Highlights 2 EARN believes there is greater investment return potential for shareholders in the corporate collateralized loan obligations (“CLO”) sector EARN has begun the process to pivot its investment strategy to focus on the mezzanine debt and equity tranches of CLOs EARN expects to maintain its $0.08 per common share regular monthly dividend To effectuate the transition of its investment strategy, EARN has decided to revoke its REIT election and intends to take all necessary steps, including seeking and obtaining all necessary approvals, to convert to a registered closed end fund to be treated as a regulated investment company (“RIC”) later this year EARN’s Board of Trustees has unanimously approved the strategic transformation Ellington has a longstanding and successful track record of investing in the CLO sector an Ellington Company Corporate Structure Highly Attractive Asset Class ➢ Company has decided to revoke its REIT Election for the 2024 tax year ➢ Later this year, Company intends to convert to a registered closed end fund to be treated as a RIC ➢ In the meantime, Company intends to operate as a taxable C-Corp and plans to take advantage of its significant existing Net Operating Loss Carryforwards (“NOLs”) to offset the majority of its U.S. federal taxable income ➢ Thanks to the high liquidity of the Company’s Agency pool portfolio, the closed end fund/RIC conversion, including the transitioning of the investment portfolio, should entail only modest costs ➢ Company intends to take all necessary steps, including seeking and obtaining all necessary approvals, to complete the closed end fund/RIC conversion later this year ➢ Company expects to change its name to Ellington Credit Corporation, but will retain the ticker EARN Strategic Transformation Summary 3 ➢ Pivot EARN’s investment strategy to focus on corporate collateralized loan obligations (“CLOs”) ➢ Capitalize on a growing but still-inefficient market characterized by limited competition and attractive investment opportunities ➢ Invest in and actively manage a portfolio of CLOs, with an emphasis on mezzanine debt and equity tranches purchased in the secondary market ➢ Many CLO tranches benefit from structural features that have helped preserve cash flows during times of stress ➢ Robust risk-adjusted returns should drive earnings and value for EARN’s shareholders ➢ Ellington has a longstanding and successful track record of investing in CLOs, across a wide variety of market conditions and spanning more than a decade(1) ➢ EARN currently holds $44 million of CLO mezzanine debt and equity investments, which have generated strong returns and contributed positively to earnings(2) Ellington’s CLO Expertise 1) Returns based on U.S. CLOs and their associated hedges in funds managed by Ellington Management Group (“Ellington”) and participating in a hedged CLO strategy. Past performance of Ellington’s investments in CLOs is not a guarantee of success with respect to any CLOs that EARN may invest in. You should not rely on the historical record of Ellington’s performance as indicative of EARN’s future performance. 2) Past performance of EARN’s investments in CLOs is not a guarantee of success with respect to any CLOs that EARN may invest in in the future. You should not rely on the historical record of EARN’s performance as indicative of EARN’s future performance.

an Ellington Company Anticipated Benefits to Shareholders 4 Increase earnings by acquiring CLO investments with high risk-adjusted returns Substantially reduce EARN’s leverage as the CLO investment strategy requires significantly less debt financing than the Agency pool strategy Higher net interest margins from CLOs support strong current interest income and drive earnings CLOs, which are primarily backed by floating-rate loans, tend to have only limited interest rate risk Opportunity to expand valuation multiple through CLO-focused investment strategy in a RIC structure Opportunity to grow book value per share over time with high risk-adjusted returns, in contrast to most Agency MBS strategies which have experienced book value per share erosion due to negative interest rate convexity Expect to maintain $0.08 per common share regular monthly dividend More favorable cost of capital as a RIC, to support future growth Anticipate more stable book value per share and earnings per share Capitalize on inefficient CLO market with relatively limited competition

Fundamentals of CLO Collateral and Structure

EARN
an Ellington Company

- Collateralized loan obligations are actively managed securitizations typically backed by well diversified pools of 200+ corporate credit assets
  - Typically senior secured, first lien, floating rate loans with an average issuance size of ~$1.5 billion
  - Loans obtain public credit ratings from major rating agencies such as S&P, Moody's, and Fitch
  - Underlying borrowers are typically large, established businesses
- CLOs receive interest and principal cash flows from their underlying assets and typically distribute them quarterly
  - Senior debt tranches are paid first, then mezzanine debt tranches, then equity

Illustrative CLO Capital Structure



Principal and Interest Payments
Senior Debt
Senior Mezzanine Debt
Junior Mezzanine Debt
Equity
Targeted Investments

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an Ellington Company Growing Asset Class with Improving Liquidity and Scalability ➢ CLO market has nearly doubled in size to $1.2 trillion(1) over the past five years, and is now the largest asset class in the private-label securitized products universe ➢ This rapid growth has meaningfully improved availability and liquidity of CLO mezzanine debt and equity in the secondary market ➢ CLO market growth has significantly expanded the investment opportunity set, especially as the spectrum of seasoned investment profiles continues to broaden Limited Competition Drives Attractive Yield Profile CLO Market Opportunity 6 Inefficiencies Create Attractive Investment Opportunities ➢ High barriers to entry for asset class ➢ Competition for many CLO mezzanine debt and equity opportunities is limited, as the complexity of the asset class requires strong analytical and underwriting capabilities ➢ Despite the strong finish to 2023, CLO credit spreads have lagged the broader corporate bond rally and should have further room to tighten ➢ Percentage ROEs for CLO investments targeted to be in mid-teens to low-20s ➢ Many parts of the CLO market remain highly inefficient, with much of the increased participation in the space coming from investors focused on adding the most liquid and standardized profiles ➢ Attractive investment opportunities exist for sophisticated institutional investors who are able to conduct thorough analysis of the documents, structures, and underlying corporate borrowers in less standardized CLO investment profiles ➢ Dispersion in CLO collateral performance going forward should continue to provide ample ongoing investment opportunities ➢ A CLO-focused closed end fund provides individual investors access to a highly attractive investment strategy otherwise limited to the institutional market Source: 1BofA Global Research an Ellington Company CLO Market Overview 7 Sources: 1SIFMA 2,3LCD, 4,5BofA Global Research, 6J.P. Morgan • CLOs present a compelling, well-diversified way to access the bank loan market, a seasoned, $1.7 trillion(1) market with over $230 billion in gross issuance in 2023(2) • CLOs are the largest asset class within the private-label securitized products universe, eclipsing $100 billion in issuance every year since 2016(3) and totaling over $1.2 trillion(4) in outstanding notional amount • Historically, CLO debt tranches have demonstrated resiliency to corporate defaults due to structural features that preserve cash flows in times of stress, such as: • Floating rate notes with excess spread • Credit enhancement in the form of subordinate securities and overcollateralization • Deal triggers that divert excess interest to protect debt tranches • Attractive opportunities exist in CLO debt tranches that are in a deleveraging phase, when they tend to trade to maturity as opposed to a near term call • Mispriced call options offer meaningful upside in scenarios where loans rally even slightly • Deleveraging tranches are more likely to obtain credit rating upgrades, enhancing total return by improving liquidity • CLO equity tranches also offer attractive return profiles for credit investors, often providing strong current interest carry, positive credit convexity, and optionality • High barriers to entry limit competition • Valuable options such as deal calls and refinancings are often mispriced or ignored -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 0 10 20 30 40 50 60 C u m u la ti v e C o ll a te ra l L o s s e s ( G a in s ), 2 0 1 6 - p re s e n t Elapsed Months from First CLO Payment Date 25th percentile 2016 Vintage CLO Median 2016 Vintage CLO 75th percentile 2016 Vintage CLO JPM Leveraged Loan Index CLOs have historically experienced better credit performance than the benchmark leveraged loan index(5)(6) Favorable Characteristics of Corporate CLOs an Ellington Company Leveraged loans have been resilient historically and continue to enjoy tailwinds in the current market environment CLO Market Overview 8 Trailing Twelve Month Morningstar/LSTA Leveraged Loan Default Rate: 1.41%(1) Loan issuance remains low relative to CLO issuance, providing technical support for loan spreads(1) 0% 1% 2% 3% 4% 5% 6% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 T T M D e fa u lt R a te ( % ) 5% 15% 25% 35% 45% 2015 2016 2017 2018 2019 2020 2021 2022 2023 CLO Notional Issued as a % of Loan Notional Issued 1) Source: Morningstar/LCD. Loan default data as of February 29, 2024. Loan issuance data through Q4 2023. Market Overview: Leveraged Loan Performance and Resiliency Over Time

Proven CLO Investment

EARN
an Ellington Company

- Since inception of the strategy, EARN's CLO portfolio has generated an annualized unlevered total return in excess of 20%[1], including hedges
  - Returns could be enhanced further by repo leverage, which EARN's CLO strategy has begun to utilize
- EARN's CLO portfolio has grown to $44 million as of 3/28/24, representing approximately 32% of EARN's year-end total equity

EARN's CLO Strategy Investment Performance

($ in thousands) Category	Total Assets[1]	Long P&L	Unlevered Returns - Long Only[1][2]	P&L on Hedges[3]	P&L Net of Hedges	Net Unlevered Returns[1][2]
CLO Mezzanine	**$ 12,152**	**$ 1,445**	**23.8%**	**$ (62)**	**$ 1,383**	**22.8%**
CLO Equity	**2,774**	**277**	**20.0%**	**(14)**	**263**	**19.0%**
Total	**$ 14,926**	**$ 1,722**	**23.1%**	**$ (76)**	**$ 1,646**	**22.1%**

Ellington's[4] CLO Experience

Strategy Inception:	2012
Investment Professionals:	7
Avg. years of industry experience for senior investment professionals:	21

- Ellington[4] has extensive experience successfully managing CLO investments, including deep credit, structural, and fundamental analysis, understanding of market technicals and dynamics, and strong risk management
- Through thoughtful security and hedge selection, Ellington's[4] secondary market CLO strategy has outperformed the benchmark CLO indices with substantially less volatility

Note: Past performance is not necessarily indicative of future results.
(1) Calculated using average month-end market value for CLO assets during the period Sept 2023 – Feb 2024.
(2) Annualized and excludes financing.
(3) Allocated based on percentage of average CLO assets for each category during the period.
(4) All references to "Ellington" refer to Ellington Management Group and its affiliated management companies.

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an Ellington Company Differentiated CLO Investment Strategy 10 Opportunistically invest in multiple parts of the CLO capital structure, including mezzanine debt and equity tranches Select investments for their ability to provide a strong total return to drive a sustainable earnings stream and book value growth over a long-term horizon, rather than focusing just on current yield Strong risk management, including disciplined liquidity management and selective use of credit hedges, in order to preserve book value during times of stress Trading-oriented approach to take advantage of pricing inefficiencies, as opposed to simply “buy-and-hold” Leverage Ellington’s proprietary technology, analytics and risk management systems to enhance underwriting and investment selection and to guide ongoing portfolio monitoring and surveillance an Ellington Company • Ellington’s proprietary models and systems allow for detailed, real-time analysis of investment opportunities and their associated risks across scenarios • Highly analytical approach to CLOs facilitates investments in complex segments of the market, which may offer superior risk- adjusted returns 11 Sample analyses are not a recommendation to transact in the security described. There can be no assurance that Ellington will be able to identify or acquire investments in instruments substantially like those discussed. Ellington’s Technology, Analytics & Risk Management Systems

an Ellington Company Convert to a RICOperate as a C-Corp Anticipated 2024 Timeline for Strategic Transformation 12 Revoke REIT Election1 2 3 • EARN has decided to revoke its REIT election, effective for the 2024 tax year • As a C-Corp, EARN now has more balance sheet flexibility and is not subject to REIT qualification testing • EARN expects to maintain its $0.08 per common share regular monthly dividend • EARN to operate as a C- Corp pending completion of the closed end fund/RIC conversion, and plans to take advantage of its existing NOLs to offset the majority of U.S. federal taxable income during this period • Continue to reallocate capital from liquid Agency MBS pools to CLOs • Maintain core portfolio of liquid Agency MBS pools to maintain 1940 Act exemption during this period • CLOs should quickly represent the majority of capital allocation • Company intends to take all necessary steps, including seeking and obtaining all necessary approvals, to complete the closed end fund/RIC conversion later this year • Shortly before closed end fund/RIC conversion becomes effective, remaining liquid Agency MBS pools would be sold and leverage would be reduced in order to comply with 1940 Act leverage limitations an Ellington Company About Ellington Management Group 13 Ellington Profile As of 12/31/2023 Founded: 1994 Employees: >170 Investment Professionals: >60 Global offices: 3 $10.3 Billion in assets under management(1) 29 Years of average industry experience of senior portfolio managers 9 Employee-partners own the firm(2) 20% Employees dedicated to research and information technology Ellington and its Affiliated Management Companies • Our external manager Ellington Residential Mortgage Management LLC is part of the Ellington family of SEC-registered investment advisors(3). • Ellington Management Group and its affiliates manage Ellington Residential Mortgage REIT (EARN), Ellington Financial Inc. (EFC), multi-investor hedge funds, separately managed accounts, and opportunistic private funds • Time-tested infrastructure and proprietary resources in trading, research, risk management, and operational support Industry-Leading Research & Trading Expertise • Sophisticated proprietary models for prepayment and credit analysis • Approximately 20% of employees dedicated to research and information technology • Structured credit trading experience and analytical skills developed since the firm’s founding 29 years ago • Ellington’s portfolio managers are among the most experienced in the structured products sector (1) $10.3 billion in assets under management includes approximately $0.8 billion in Ellington-managed CLOs. For these purposes, the Ellington-managed CLO figure represents the aggregate outstanding balance of CLO notes and market value of CLO equity, excluding any notes and equity held by other Ellington-managed funds and accounts. (2) Does not include partners formerly employed by Ellington who may have residual capital balances but who no longer have voting rights in the partnership. (3) Registration with the SEC does not imply that the firm or any of its principals or employees possess a particular level of skill or training in the investment advisory or any other business